                                                    Prospectus dated May 3, 2010

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                 Venture(R) Opportunity B Share Variable Annuity

                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE(R) OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued prior to May 3, 2010 by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Opportunity B Share Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Opportunity B Share Variable Annuity Contract on or after May 3, 2010.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., JHIMS LLC or a subadviser) in bold above the names of the Portfolios:

CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Funds Insurance Series)

   American Asset Allocation Trust
   American Blue Chip Income and Growth Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust

DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust

DECLARATION MANAGEMENT RESEARCH LLC
   Total Bond Market Trust A

DIMENSIONAL FUND ADVISORS LP
   International Small Company Trust
   (successor to International Small Cap Trust)

FRANKLIN MUTUAL ADVISORS LLC
   Mutual Shares Trust

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust

JOHN HANCOCK INVESTMENTS MANAGEMENT SERVICES, LLC
   Core Allocation Trust
   Core Balanced Trust
   Franklin Templeton Founding Allocation Trust

LORD, ABBETT & CO. LLC
   All Cap Value Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust
   American Fundamental Holdings Trust
   Core Fundamental Holdings Trust
   Core Global Diversification Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   (successor to Mid Cap Intersection Trust)
   Money Market Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust
   Mid Value Trust

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(1)

VAN KAMPEN(2)
   Value Trust

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust
   Investment Quality Bond Trust
   Mid Cap Stock Trust
   Small Cap Growth Trust
   Small Cap Value Trust

(1) Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton Investment Counsel, LLC.

(2)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture(R) Opportunity B Share 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS            JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS
164 Corporate Drive                    Post Office Box 9505       164 Corporate Drive                    Post Office Box 9506
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505  Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9506
(800) 344-1029                         www.jhannuities.com        (800) 551-2078                         www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     5
III. FEE TABLES ..........................................................     9
   EXAMPLES ..............................................................    11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................    14
   THE COMPANIES .........................................................    14
   THE SEPARATE ACCOUNTS .................................................    14
   THE PORTFOLIOS ........................................................    15
   VOTING INTEREST .......................................................    22
V. DESCRIPTION OF THE CONTRACT ...........................................    23
   ELIGIBLE PLANS ........................................................    23
   ACCUMULATION PERIOD PROVISIONS ........................................    23
      Purchase Payments ..................................................    23
      Accumulation Units .................................................    23
      Value of Accumulation Units ........................................    24
      Net Investment Factor ..............................................    24
      Transfers among Investment Options .................................    24
      Maximum Number of Investment Options ...............................    25
      Telephone and Electronic Transactions ..............................    25
      Special Transfer Services - Dollar Cost Averaging ..................    26
      Special Transfer Services - Asset Rebalancing Program ..............    27
      Withdrawals ........................................................    27
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................    28
      Special Withdrawal Services - The Systematic Withdrawal Program ....    28
      Special Withdrawal Services - The Income Made Easy Program .........    28
      Optional Guaranteed Minimum Withdrawal Benefits ....................    28
      Death Benefit During Accumulation Period ...........................    28
   PAY-OUT PERIOD PROVISIONS .............................................    30
      General ............................................................    30
      Annuity Options ....................................................    31
      Determination of Amount of the First Variable Annuity Payment ......    33
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................    33
      Transfers During Pay-out Period ....................................    34
      Death Benefit During Pay-out Period ................................    34
   OTHER CONTRACT PROVISIONS .............................................    34
      Right to Review ....................................................    34
      Ownership ..........................................................    35
      Annuitant ..........................................................    35
      Beneficiary ........................................................    35
      Spouse .............................................................    36
      Modification .......................................................    36
      Code Section 72(s) .................................................    36
      Misstatement and Proof of Age, Sex or Survival .....................    36
      Loans ..............................................................    36
VI. CHARGES AND DEDUCTIONS ...............................................    37
   WITHDRAWAL CHARGES ....................................................    37
      Waiver of Applicable Withdrawal Charge .............................    38
   ANNUAL CONTRACT FEE ...................................................    38
   ASSET-BASED CHARGES ...................................................    38
      Daily Administration Fee ...........................................    38
      Mortality and Expense Risks Fee ....................................    39
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    39
   PREMIUM TAXES .........................................................    40
VII. FEDERAL TAX MATTERS .................................................    41
   INTRODUCTION ..........................................................    41
   OUR TAX STATUS ........................................................    41
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    41
   CHARITABLE REMAINDER TRUSTS ...........................................    41
   NONQUALIFIED CONTRACTS ................................................    42
      Aggregation of Contracts ...........................................    42
      Exchanges of Annuity Contracts .....................................    42
      Loss of Interest Deduction Where Contracts are Held by or for the
         Benefit of Certain Non-Natural
      Persons ............................................................    42
      Undistributed Gains ................................................    42
      Taxation of Annuity Payments .......................................    42
      Surrenders, Withdrawals and Death Benefits .........................    43
      Taxation of Death Benefit Proceeds .................................    43
      Penalty Tax on Premature Distributions .............................    44
      Diversification Requirements .......................................    44
   QUALIFIED CONTRACTS ...................................................    45
      Required Minimum Distributions .....................................    45
      Penalty Tax on Premature Distributions .............................    45
      Rollovers and Transfers ............................................    46
      Withholding on Rollover Distributions ..............................    46
      Conversions and Rollovers to Roth IRAs .............................    47
   SEE YOUR OWN TAX ADVISOR ..............................................    47
VIII. GENERAL MATTERS ....................................................    48
   DISTRIBUTION OF CONTRACTS .............................................    48
      Standard Compensation ..............................................    48
      Revenue Sharing and Additional Compensation ........................    48
      Differential Compensation ..........................................    49
   CONFIRMATION STATEMENTS ...............................................    49
   REINSURANCE ARRANGEMENTS ..............................................    49
   STATEMENTS OF ADDITIONAL INFORMATION ..................................    49
      Financial Statements ...............................................    50
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGES ................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT ..............................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ........   D-1
APPENDIX E: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the oldest Owner attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

     a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See Appendix C: "Optional Enhanced Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed amount under an optional guaranteed minimum withdrawal benefit Rider.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

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COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as a "Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT RATE: The rate we use to determine a Credit, if any, under our optional guaranteed minimum withdrawal benefit Riders.

DCA FIXED INVESTMENT OPTION: An Investment Option, held in the Company's general account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INCOME PLUS FOR LIFE 2.08 SERIES RIDERS: Both Income Plus For Life 2.08 Riders - i.e., Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08.

INCOME PLUS FOR LIFE 5.09 SERIES RIDERS: Both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.

INCOME PLUS FOR LIFE 5.10 SERIES RIDERS: Both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10.

INVESTMENT ACCOUNT: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

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LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A term used with our guaranteed minimum withdrawal benefit Riders that means a reduction of the Benefit Base if you take Excess Withdrawals.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.

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VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus describes Contracts purchased before May 3, 2010. For these purposes, "purchase" means that you completed an application before May 3, 2010.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Opportunity B Share Variable Annuity Contract on or after May 3,2010. Although we still offer Venture(R) Opportunity B Share Contracts for sale, we make the offer through different Prospectuses.

This Prospectus primarily describes features of our previously issued versions of the Venture(R) Opportunity B Share Contract. The principal difference between the recent versions of the Contract and the prior Contracts relate to the charges we impose, the manner in which the sales charge is calculated, and the guaranteed minimum withdrawal benefit Riders and model allocations that had been available under the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C:
"Optional Enhanced Death Benefit" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY A QUALIFIED PLAN. CONSEQUENTLY, IF YOU PURCHASED A CONTRACT FOR A QUALIFIED PLAN, YOU SHOULD HAVE DONE SO ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period will be variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

TYPE OF         MINIMUM INITIAL   MINIMUM ADDITIONAL
CONTRACT       PURCHASE PAYMENT    PURCHASE PAYMENT
--------       ----------------   ------------------
Nonqualified        $5,000                $30
Qualified           $2,000                $30

Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guarantee minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.

Your investment option choices may be limited if you purchase a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in " V. Description of the Contract - Transfers During Pay-out Period."

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If the Withdrawal Amount would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal also may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefit

     -    Annual Step-Up Death Benefit

Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders

     -    Income Plus For Life 2.08;

     -    Income Plus For Life - Joint Life 2.08;

     -    Income Plus For Life 5.09;

     -    Income Plus For Life - Joint Life 5.09;

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" to refer to the Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08 Riders. We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE
5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life
5.10. We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these Riders (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"). We also reserve the right to impose additional restrictions on Investment Options at any time.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible to purchase or exchange into one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders, systematic withdrawals and withdrawals under a guaranteed minimum withdrawal benefit Rider);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options;

     -    certain ownership changes; and

     -    any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract..

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL ADVISOR SHOULD HAVE CAREFULLY CONSIDERED WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you receive a refund equal to the Contract Value on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you receive a refund of any Purchase Payments made if that amount is higher than the Contract Value (increased by any charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Opportunity B Share Contract. These fees and expenses are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (as percentage of Purchase Payments)

First Year         6.00%
Second Year        6.00%
Third Year         5.00%
Fourth Year        5.00%
Fifth Year         4.00%
Sixth Year         3.00%
Seventh Year       2.00%
Thereafter            0%

TRANSFER FEE(3)
   Maximum Fee    $  25
   Current Fee    $   0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

ANNUAL CONTRACT FEE(1)                                        $  30
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   Mortality and Expense Risks Fee(3)                          1.20%
   Daily Administration Fee (asset based)                      0.15%
                                                              -----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                   1.35%
   (With No Optional Riders Reflected)
OPTIONAL BENEFITS
   Optional Annual Step-Up Death Benefit Fee(2)                0.20%
                                                              -----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                   1.55%
   Optional Guaranteed Minimum Withdrawal Benefit Rider Fee
      (maximum) (5)                                            1.20%
                                                              =====
   TOTAL FEES AND EXPENSES OTHER THAN FUND EXPENSES(6)         2.75%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

(4) Amount shown includes the Mortality and Expense Risks Fee and Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

(5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

(6) For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

              INCOME   INCOME PLUS FOR    INCOME                     INCOME
             PLUS FOR    LIFE - JOINT    PLUS FOR  INCOME PLUS FOR  PLUS FOR  INCOME PLUS FOR
               LIFE          LIFE       LIFE 5.09    LIFE - JOINT     LIFE      LIFE - JOINT
              2.08(1)      2.08 (1)        (1)      LIFE 5.09 (1)    5.10(1)   LIFE 5.10 (1)
             --------  ---------------  ---------  ---------------  --------  ---------------
Maximum Fee    1.20%        1.20%         1.20%          1.20%        1.20%        1.20%
Current Fee    0.60%        0.60%         0.90%          0.90%        1.00%        1.00%

(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           MINIMUM   MAXIMUM
-----------------------------------------                           -------   -------
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees, and other expenses    0.49%     1.17%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 2.08 AND ANNUAL STEP-UP DEATH BENEFIT RIDERS

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                        $966     $1,731    $2,529    $4,352
If you annuitize, or do not surrender the
  Contract at the end of the applicable time
  period:                                         $409     $1,259    $2,151    $4,552

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                        $754     $1,068    $1,401    $2,211
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                        $193     $  595    $1,023    $2,211

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. THE TABLES SHOW ONLY THOSE CONTRACTUAL EXPENSE REIMBURSEMENTS EXTENDING A YEAR BEYOND THE DATE OF THIS PROSPECTUS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

                                                DISTRIBUTION
                                                     AND                  ACQUIRED
                                                   SERVICE                PORTFOLIO   TOTAL ANNUAL   CONTRACTUAL      NET
                                                   (12B-1)      OTHER       FEES        OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                MANAGEMENT FEE      FEES      EXPENSES  AND EXPENSES  EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                --------------  ------------  --------  ------------  ------------  -------------  ---------
500 INDEX
Series NAV                           0.46%          0.00%       0.03%       0.00%         0.49%         0.00%        0.49%
ALL CAP VALUE
Series I                             0.84%          0.05%       0.08%       0.00%         0.97%         0.00%        0.97%
AMERICAN ASSET ALLOCATION(2)
Series III                           0.31%          0.25%       0.04%       0.00%         0.60%         0.00%        0.60%
AMERICAN BLUE CHIP INCOME AND
   GROWTH(2)
Series III                           0.43%          0.25%       0.06%       0.00%         0.74%         0.00%        0.74%
AMERICAN BOND(2)
Series III                           0.38%          0.25%       0.04%       0.00%         0.67%         0.00%        0.67%
AMERICAN FUNDAMENTAL HOLDINGS
Series III                           0.04%          0.25%       0.03%       0.37%         0.69%         0.00%        0.69%
AMERICAN GLOBAL GROWTH(2)
Series III                           0.54%          0.25%       0.07%       0.00%         0.86%         0.00%        0.86%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(2)
Series III                           0.72%          0.25%       0.11%       0.00%         1.08%         0.00%        1.08%
AMERICAN GROWTH(2)
Series III                           0.33%          0.25%       0.05%       0.00%         0.63%         0.00%        0.63%
AMERICAN GROWTH-INCOME(2)
Series III                           0.28%          0.25%       0.04%       0.00%         0.57%         0.00%        0.57%
AMERICAN HIGH-INCOME BOND(2)
Series III                           0.47%          0.25%       0.10%       0.00%         0.82%         0.00%        0.82%
AMERICAN INTERNATIONAL(2)
Series III                           0.50%          0.25%       0.07%       0.00%         0.82%         0.00%        0.82%
AMERICAN NEW WORLD(2)
Series III                           0.77%          0.25%       0.14%       0.00%         1.16%         0.00%        1.16%
BALANCED(3)
Series I                             0.84%          0.05%       0.34%       0.00%         1.23%        -0.14%        1.09%
CORE ALLOCATION(4)
Series I                             0.05%          0.05%       0.40%       0.94%         1.44%        -0.33%        1.11%
CORE ALLOCATION PLUS
Series I                             0.91%          0.05%       0.09%       0.00%         1.05%         0.00%        1.05%
CORE BALANCED(4)
Series I                             0.05%          0.05%       0.26%       0.90%         1.26%        -0.19%        1.07%
CORE FUNDAMENTAL HOLDINGS(5)
Series III                           0.05%          0.15%       0.14%       0.48%         0.82%        -0.09%        0.73%
CORE GLOBAL DIVERSIFICATION(5)
Series III                           0.05%          0.15%       0.14%       0.57%         0.91%        -0.09%        0.82%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION
Series I                             0.04%          0.05%       0.03%       0.92%         1.04%         0.00%        1.04%
FUNDAMENTAL VALUE
Series I                             0.76%          0.05%       0.02%       0.00%         0.83%         0.00%        0.83%
GLOBAL(6)
Series I                             0.82%          0.05%       0.09%       0.00%         0.96%        -0.03%        0.93%
GLOBAL BOND(7)
Series I                             0.70%          0.05%       0.07%       0.00%         0.82%         0.00%        0.82%
INTERNATIONAL CORE(8)
Series I                             0.89%          0.05%       0.13%       0.00%         1.07%         0.00%        1.07%
INTERNATIONAL SMALL COMPANY(8)
Series I(9)                          0.97%          0.05%       0.15%       0.00%         1.17%         0.00%        1.17%
INTERNATIONAL VALUE(6, 8)
Series I                             0.82%          0.05%       0.12%       0.00%         0.99%        -0.01%        0.98%
INVESTMENT QUALITY BOND
Series I                             0.59%          0.05%       0.06%       0.00%         0.70%         0.00%        0.70%

                                                DISTRIBUTION
                                                     AND                  ACQUIRED
                                                   SERVICE                PORTFOLIO   TOTAL ANNUAL   CONTRACTUAL      NET
                                                   (12B-1)      OTHER       FEES        OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                MANAGEMENT FEE      FEES      EXPENSES  AND EXPENSES  EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                --------------  ------------  --------  ------------  ------------  -------------  ---------
LIFESTYLE BALANCED
Series I                             0.04%          0.05%       0.02%       0.73%         0.84%         0.00%        0.84%
LIFESTYLE CONSERVATIVE
Series I                             0.04%          0.05%       0.03%       0.69%         0.81%         0.00%        0.81%
LIFESTYLE GROWTH
Series I                             0.04%          0.05%       0.03%       0.74%         0.86%         0.00%        0.86%
LIFESTYLE MODERATE
Series I                             0.04%          0.05%       0.03%       0.71%         0.83%         0.00%        0.83%
MID CAP INDEX
Series I                             0.47%          0.05%       0.03%       0.00%         0.55%         0.00%        0.55%
MID CAP STOCK
Series I                             0.84%          0.05%       0.05%       0.00%         0.94%         0.00%        0.94%
MID VALUE
Series I                             0.96%          0.05%       0.05%       0.00%         1.06%         0.00%        1.06%
MONEY MARKET(10)
Series I                             0.47%          0.05%       0.04%       0.00%         0.56%         0.00%        0.56%
MUTUAL SHARES
Series I                             0.96%          0.05%       0.07%       0.00%         1.08%         0.00%        1.08%
SMALL CAP GROWTH
Series I                             1.06%          0.05%       0.04%       0.00%         1.15%         0.00%        1.15%
SMALL CAP VALUE
Series I                             1.06%          0.05%       0.05%       0.00%         1.16%         0.00%        1.16%
TOTAL BOND MARKET A
Series NAV                           0.47%          0.00%       0.03%       0.00%         0.50%         0.00%        0.50%
TOTAL RETURN
Series I                             0.68%          0.05%       0.04%       0.00%         0.77%         0.00%        0.77%
VALUE
Series I                             0.74%          0.05%       0.05%       0.00%         0.84%         0.00%        0.84%

(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

(2) The table reflects the combined fees of the feeder fund and the master fund.

(3) The Adviser has contractually limited other Portfolio level expenses to 0.20% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.

(7) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.

(8) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(9) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.

(10) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, Core Allocation, Core Balanced, Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Trust's American Asset Allocation, American Blue Chip Income & Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES) - ADVISER
TO MASTER FUND
   American Asset Allocation Trust                 Seeks to provide high total return (including
                                                   income and capital gains) consistent with
                                                   preservation of capital over the long term. To do
                                                   this, the Portfolio invests all of its assets in
                                                   Class 1 shares of the master fund, the American
                                                   Funds Insurance Series Asset Allocation Fund,
                                                   which invests in common stocks and other equity
                                                   securities, bonds and other intermediate and
                                                   long-term debt securities, and money market
                                                   instruments.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES) - ADVISER
TO MASTER FUND (CONTINUED)
   American Blue Chip Income and Growth Trust      Seeks to produce income exceeding the average
                                                   yield on U.S. stocks generally and to provide an
                                                   opportunity for growth of principal consistent
                                                   with sound common stock investing. To do this,
                                                   the Portfolio invests all of its assets in Class
                                                   1 shares of the master fund, the American Funds
                                                   Insurance Series Blue Chip Income and Growth
                                                   Fund, which invests at least 90% of its net
                                                   assets in equity securities, primarily in common
                                                   stocks of larger, more established companies
                                                   domiciled in the U.S.

   American Bond Trust                             Seeks to maximize current income and preserve
                                                   capital. To do this, the Portfolio invests all of
                                                   its assets in Class 1 shares of the master fund,
                                                   the American Funds Insurance Series Bond Fund,
                                                   which normally invests at least 65% of its net
                                                   assets in investment-grade debt securities and up
                                                   to 35% of its net assets in lower rated debt
                                                   securities.

   American Global Growth Trust                    Seeks to make shareholders' investment grow over
                                                   time. To do this, the Portfolio invests all of
                                                   its assets in Class 1 shares of the master fund,
                                                   the American Funds Insurance Series Global Growth
                                                   Fund, which invests primarily in common stocks of
                                                   companies located around the world that the
                                                   adviser believes have potential for growth.

   American Global Small Capitalization Trust      Seeks to make the shareholders' investment grow
                                                   over time. To do this, the Portfolio invests all
                                                   of its assets in Class 1 shares of the master
                                                   fund, the American Funds Insurance Series Global
                                                   Small Capitalization Fund, which invests
                                                   primarily in stocks of smaller companies located
                                                   around the world.

   American Growth Trust                           Seeks to make the shareholders' investment grow.
                                                   To do this, the Portfolio invests all of its
                                                   assets in Class 1 shares of the master fund, the
                                                   American Funds Insurance Series Growth Fund,
                                                   which invests primarily in common stocks and
                                                   seeks to invest in companies that appear to offer
                                                   superior opportunities for growth of capital.

   American Growth-Income Trust                    Seeks to make the shareholders' investments grow
                                                   and to provide the shareholder with income over
                                                   time. To do this, the Portfolio invests all of
                                                   its assets in Class 1 shares of the master fund,
                                                   the American Funds Insurance Series Growth-Income
                                                   Fund, which invests primarily in common stocks or
                                                   other securities that demonstrate the potential
                                                   for appreciation and/or dividends.

   American High-Income Bond Trust                 Seeks to provide a high level of current income
                                                   and, secondarily, capital appreciation. To do
                                                   this, the Portfolio invests all of its assets in
                                                   Class 1 shares of the master fund, the American
                                                   Funds Insurance Series High-Income Bond Fund,
                                                   which invests primarily in higher yielding and
                                                   generally lower quality debt securities.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
SERIES) - ADVISER TO MASTER FUND (CONTINUED)
   American International Trust                    Seeks to make the shareholders' investment grow
                                                   over time. To do this, the Portfolio invests all
                                                   of its assets in Class 1 shares of the master
                                                   fund, the American Funds Insurance Series
                                                   International Fund, which invests primarily in
                                                   common stocks of companies located outside the
                                                   U.S. that the adviser believes have potential for
                                                   growth.

   American New World Trust                        Seeks to make the shareholders' investment grow
                                                   over time. To do this, the Portfolio invests all
                                                   of its assets in Class 1 shares of the master
                                                   fund, the American Funds Insurance Series New
                                                   World Fund, which invests primarily in stocks of
                                                   companies with significant exposure to countries
                                                   with developing economies and/or markets that the
                                                   adviser believes have potential of providing
                                                   capital appreciation.

DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust                         Seeks growth of capital. To do this, the
                                                   Portfolio invests primarily in common stocks of
                                                   large-cap U.S. companies with durable business
                                                   models that can be purchased at attractive
                                                   valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Total Bond Market Trust A                       Seeks to track the performance of the Barclays
                                                   Capital U.S. Aggregate Bond Index (which
                                                   represents the U.S. investment grade bond
                                                   market). To do this, the Portfolio invests at
                                                   least 80% of its net assets in securities listed
                                                   in the Barclays Capital U.S. Aggregate Bond
                                                   Index.

DIMENSIONAL FUND ADVISORS LP
   International Small Company Trust               Seeks long-term capital appreciation. To do this, the
   (successor to International Small Cap Trust)    Portfolio invests at least 80% of its net assets
                                                   in securities of small cap companies in the
                                                   particular markets in which the Portfolio
                                                   invests. The Portfolio will primarily invest its
                                                   assets in equity securities of non-U.S. small
                                                   companies of developed markets, but may also hold
                                                   equity securities of companies located in
                                                   emerging markets.

FRANKLIN MUTUAL ADVISERS, LLC
   Mutual Shares Trust                             Seeks capital appreciation, which may
                                                   occasionally be short-term; income is a secondary
                                                   objective. To do this, the Portfolio invests
                                                   primarily in equity securities of companies of
                                                   any nation where the market prices are believed
                                                   to be less than their value.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                        Seeks high total return. To do this, the
                                                   Portfolio invests at least 80% of its total
                                                   assets in equity investments in companies from
                                                   developed markets outside the U.S.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
   Core Allocation Trust                           Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests a substantial portion of
                                                   its assets in the JHT Core Allocation Plus Trust.
                                                   The Portfolio is a fund-of-funds and is also
                                                   authorized to invest in other underlying
                                                   Portfolios and investment companies.

   Core Balanced Trust                             Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests a substantial portion of
                                                   its assets in the JHT Balanced Trust. The
                                                   Portfolio is a fund-of-funds and is also
                                                   authorized to invest in other underlying
                                                   Portfolios and investment companies.

   Franklin Templeton Founding Allocation Trust    Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests primarily in three JHT
                                                   Portfolios: Global Trust, Income Trust and Mutual
                                                   Shares Trust. The Portfolio is a fund-of-funds
                                                   and is also authorized to invest in other
                                                   underlying Portfolios and investment companies.

LORD, ABBETT & CO. LLC
   All Cap Value Trust                             Seeks capital appreciation. To do this, the
                                                   Portfolio invests at least 50% of its net assets
                                                   in equity securities of large, seasoned U.S. and
                                                   multinational companies that are believed to be
                                                   undervalued. The Portfolio may invest the
                                                   remainder of its assets in undervalued mid-sized
                                                   and small company securities.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust                                 Seeks to approximate the aggregate total return
                                                   of a broad-based U.S. domestic equity market
                                                   index. To do this, the Portfolio invests at least
                                                   80% of its net assets in the common stocks in the
                                                   S&P 500(R) Index and securities that as a group
                                                   will behave in a manner similar to the Index. (1)

   American Fundamental Holdings Trust             Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests primarily in four
                                                   Portfolios of the American Funds Insurance
                                                   Series: Bond Fund, Growth Fund, Growth-Income
                                                   Fund, and International Fund. The Portfolio is a
                                                   fund-of-funds and is also authorized to invest in
                                                   six other Portfolios of the American Funds
                                                   Insurance Series as well as other underlying
                                                   Portfolios, investment companies, and other types
                                                   of investments.

   Core Fundamental Holdings Trust                 Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests a substantial portion of
                                                   its assets in Portfolios of the American Funds
                                                   Insurance Series. The Portfolio is a
                                                   fund-of-funds and is also authorized to invest in
                                                   other underlying Portfolios and investment
                                                   companies.

   Core Global Diversification Trust               Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests a significant portion of
                                                   its assets, directly or indirectly through
                                                   underlying Portfolios, in securities that are
                                                   located outside the U.S. The Portfolio is a
                                                   fund-of-funds and is also authorized to invest in
                                                   other underlying Portfolios and investment
                                                   companies.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)
   Lifestyle Balanced Trust                        Seeks a balance between a high level of current
                                                   income and growth of capital, with a greater
                                                   emphasis on growth of capital. The Portfolio
                                                   operates as a fund-of-funds and normally invests
                                                   approximately 50% of its assets in Portfolios
                                                   that invest primarily in equity securities, and
                                                   approximately 50% in Portfolios which invest
                                                   primarily in fixed-income securities.

   Lifestyle Conservative Trust                    Seeks a high level of current income with some
                                                   consideration given to growth of capital. The
                                                   Portfolio operates as a fund-of-funds and
                                                   normally invests approximately 80% of its assets
                                                   in Portfolios which invest primarily in
                                                   fixed-income securities, and approximately 20% in
                                                   Portfolios which invest primarily in equity
                                                   securities.

   Lifestyle Growth Trust                          Seeks long-term growth of capital. Current income
                                                   is also a consideration. The Portfolio operates
                                                   as a fund-of-funds and normally invests
                                                   approximately 70% of its assets in Portfolios
                                                   which invest primarily in equity securities, and
                                                   approximately 30% of its assets in Portfolios
                                                   which invest primarily in fixed-income
                                                   securities.

   Lifestyle Moderate Trust                        Seeks a balance between a high level of current
                                                   income and growth of capital, with a greater
                                                   emphasis on income. The Portfolio operates as a
                                                   fund-of-funds and normally invests approximately
                                                   60% of its assets in Portfolios which invest
                                                   primarily in fixed-income securities, and
                                                   approximately 40% of its assets in Portfolios
                                                   which invest primarily in equity securities.

   Mid Cap Index Trust                             Seeks to approximate the aggregate total return
   (successor to Mid Cap Intersection Trust)       of a mid cap U.S. domestic equity market index.
                                                   To do this, the Portfolio invests at least 80% of
                                                   its net assets in the common stocks in the S&P
                                                   MidCap 400(R) Index(1) and securities that as a
                                                   group behave in a manner similar to the Index.

   Money Market Trust                              Seeks to obtain maximum current income consistent
                                                   with preservation of principal and liquidity. To
                                                   do this, the Portfolio invests in high quality,
                                                   U.S. dollar denominated money market instruments.

                                                   Note: The returns of the Money Market Subaccount
                                                   in your Contract may become extremely low or
                                                   possibly negative whenever the net income earned,
                                                   if any, by the underlying Money Market Portfolio
                                                   is not sufficient to offset the Contract's
                                                   expense deductions.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                               Seeks maximum total return, consistent with
                                                   preservation of capital and prudent investment
                                                   management. To do this, the Portfolio invests at
                                                   least 80% of its net assets in fixed-income
                                                   instruments that are economically tied to at
                                                   least three countries (one of which may be the
                                                   U.S.), which may be represented by futures
                                                   contracts and options on such securities.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)
   Total Return Trust                              Seeks maximum total return, consistent with
                                                   preservation of capital and prudent investment
                                                   management. To do this, the Portfolio invests at
                                                   least 65% of its total assets in a diversified
                                                   portfolio of fixed-income instruments of varying
                                                   maturities, which may be represented by forwards
                                                   or derivatives.

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust                                  Seeks long-term capital appreciation. To do this,
                                                   the Portfolio invests in both equity and
                                                   fixed-income securities. The Portfolio employs
                                                   growth, value and core approaches to allocate its
                                                   assets among stocks of small, medium and
                                                   large-capitalization companies in both the U.S.
                                                   and foreign countries.

   Mid Value Trust                                 Seek long-term capital appreciation. To do this,
                                                   the Portfolio invests at least 80% of its net
                                                   assets in a diversified mix of common stocks of
                                                   mid-size U.S. companies that are believed to be
                                                   undervalued by various measures and offer good
                                                   prospects for capital appreciation.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                    Seeks long-term capital appreciation. To do this,
                                                   the Portfolio invests primarily in the equity
                                                   securities of companies located throughout the
                                                   world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(2)                    Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests at least 80% of its net
                                                   assets in equity securities of companies located
                                                   outside the U.S., including in emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                     Seeks to realize an above-average total return
                                                   over a market cycle of three to five years,
                                                   consistent with reasonable risk. To do this, the
                                                   Portfolio invests at least 65% of its total
                                                   assets in equity securities which are believed to
                                                   be undervalued relative to the stock market in
                                                   general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                      Seeks to provide total return, consisting of
                                                   long-term capital appreciation and current
                                                   income. To do this, the Portfolio invests in
                                                   equity and fixed-income securities of issuers
                                                   located within and outside the U.S.

   Investment Quality Bond Trust                   Seeks to provide a high level of current income
                                                   consistent with the maintenance of principal and
                                                   liquidity. To do this, the Portfolio invests at
                                                   least 80% of its net assets in bonds rated
                                                   investment grade, focusing on corporate bonds and
                                                   U.S. government bonds with intermediate to longer
                                                   term maturities.

                               JOHN HANCOCK TRUST

      We show the Portfolio's investment adviser or subadviser ("manager")
                     in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)
   Mid Cap Stock Trust                             Seeks long-term growth of capital. To do this,
                                                   the Portfolio invests at least 80% of its net
                                                   assets in equity securities of medium-sized
                                                   companies with significant capital appreciation
                                                   potential.

   Small Cap Growth Trust                          Seeks long-term capital appreciation. To do this,
                                                   the Portfolio invests at least 80% of its net
                                                   assets in small-cap companies that are believed
                                                   to offer above-average potential for growth in
                                                   revenues and earnings.

   Small Cap Value Trust                           Seeks long-term capital appreciation. To do this,
                                                   the Portfolio invests at least 80% of its net
                                                   assets in small-cap companies that are believed
                                                   to be undervalued.

(1) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R) was from $300 million to $6.6 billion.

(2) The Portfolio is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders."

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such
          Section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

     - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any Withdrawal Amounts, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, Withdrawal Amount or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

     (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

     (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-Out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically are followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we take the withdrawal from the Variable Investment Options until exhausted. We then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the Withdrawal Amount is less than the total value in the Variable Investment Options, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of partial withdrawals; however, the Withdrawal Amount must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic withdrawals.

Special Withdrawal Services - The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program ("SWP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to SWP withdrawal). If additional withdrawals, outside the SWP, are taken from a Contract in the same Contract Year in which SWP is in effect, SWP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the SWP if you enroll in the Income Made Easy Program. For more information, please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders."

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for a general description of the Income Plus For Life Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the amount of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal


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

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information regarding the effect of withdrawals on Contracts with an optional benefit Rider.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit is made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest earned may be taxable as ordinary income. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years after the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see Appendix C: "Optional Enhanced Death Benefit" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

----------
* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").


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

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life Series Riders. If you purchased a Contract with an Income Plus For Life Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For the Income Plus For Life - Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining


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payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period" above), withdrawal or the Maturity Date of the Contract, the proceeds of the Contract may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds of the Contract (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" in "V. Description of the Contract - Accumulation Period Provisions"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.40%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable (as described in the preceding paragraph).

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your financial advisor or attorney regarding whether the purchase of a new Contract was a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a

DCA Fixed Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of the original amount of your Purchase Payments or the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

     - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

     - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such (see "VI. Optional Benefits").

     - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.

     - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

     - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

     - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

Loans

Loans are not available under the Contract.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix C: "Optional Enhance Death Benefit" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract,
iii) certain other "free Withdrawal Amounts" described below, iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years, v) payment of the Death Benefit, or vi) Required Minimum Distributions. In no event may the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next oldest second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                   JOHN HANCOCK USA & JOHN HANCOCK NY MAXIMUM
                               WITHDRAWAL CHARGE*
                     (as a percentage of Purchase Payments)

First Year     6.00%
Second Year    6.00%
Third Year     5.00%
Fourth Year    5.00%
Fifth Year     4.00%
Sixth Year     3.00%
Seventh Year   2.00%
Thereafter        0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculations of Withdrawal Charges."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay such total withdrawal;

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VII. FEDERAL TAX MATTERS").

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" in "V. Description of the Contract - Accumulation Period Provisions"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.20% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your financial advisor.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance fee. "


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                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


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

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with an existing Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


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

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.


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

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


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

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

     - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or

     - from a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code The transfer must be a direct trustee-to-trustee transfer. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.


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

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a),or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor's own arrangement as a registered representative with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the variable annuity contracts of one issuer over another issuer, or one product over another product.

You should contact your financial advisor for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "V. Description of the Contract - Accumulation Period Provisions - Telephone and Electronic Transactions."

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     9
Appendix A: Audited Financial Statements .................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     8
Appendix A: Audited Financial Statements .................................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900.

          -    The total withdrawal charge is $1,500 + $900 = $2,400.

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount for the partial, which equals the greater of:

          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

          - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

                        Appendix B: Qualified Plan Types

For more detailed information about these plan types, you may request a Statement of Additional Information.

PLAN TYPE
TRADITIONAL IRAS          Section 408 of the Code permits eligible individuals
                          to contribute to an individual retirement program
                          known as an Individual Retirement Annuity or IRA
                          (sometimes referred to as a traditional IRA to
                          distinguish it from the Roth IRA discussed below).
                          IRAs are subject to limits on the amounts that may be
                          contributed and deducted, the persons who may be
                          eligible and the time when distributions may commence.
                          Also, distributions from certain other types of
                          qualified retirement plans may be rolled over on a
                          tax-deferred basis into an IRA. The Contract may not,
                          however, be used in connection with an Education IRA
                          under Section 530 of the Code. In general, unless you
                          have made non-deductible contributions to your IRA,
                          all amounts paid out from a traditional IRA contract
                          (in the form of an annuity, a single sum, death
                          benefits or partial withdrawal), are taxable to the
                          payee as ordinary income.

ROTH IRAS                 Section 408A of the Code permits eligible individuals
                          to contribute to a type of IRA known as a Roth IRA.
                          Roth IRAs are generally subject to the same rules as
                          non-Roth IRAs, but they differ in certain significant
                          respects. Among the differences are that contributions
                          to a Roth IRA are not deductible and qualified
                          distributions from a Roth IRA are excluded from income

SIMPLE IRA PLANS          In general, under Section 408(p) of the Code a small
                          business employer may establish a SIMPLE IRA
                          retirement plan if the employer employed no more than
                          100 employees earning at least $5,000 during the
                          preceding year. Under a SIMPLE IRA plan both employees
                          and the employer make deductible contributions. SIMPLE
                          IRAs are subject to various requirements, including
                          limits on the amounts that may be contributed, the
                          persons who may be eligible, and the time when
                          distributions may commence. The requirements for
                          minimum distributions from a SIMPLE IRA retirement
                          plan are generally the same as those discussed above
                          for distributions from a traditional IRA. The rules on
                          taxation of distributions are also similar to those
                          that apply to a traditional IRA with a few exceptions
                          (please see the section titled "Qualified Plan Types"
                          in the Statement of Additional Information for that
                          information).

SIMPLIFIED EMPLOYEE       Section 408(k) of the Code allows employers to
PENSIONS (SEP -- IRAS)    establish simplified employee pension plans for their
                          employees, using the employees' IRAs for such
                          purposes, if certain criteria are met. Under these
                          plans the employer may, within specified limits, make
                          deductible contributions on behalf of the employees to
                          IRAs. The requirements for minimum distributions from
                          a SEP - IRA, and rules on taxation of distributions
                          from a SEP - IRA, are generally the same as those
                          discussed above for distributions from a traditional
                          IRA.

SECTION 403(B) QUALIFIED  Section 403(b) of the Code permits public school
PLANS OR                  employees and employees of certain types of tax-exempt
TAX-SHELTERED ANNUITIES   organizations to have their employers purchase annuity
                          contracts for them and, subject to certain
                          limitations, to exclude the Purchase Payments from
                          gross income for tax purposes. There also are limits
                          on the amount of incidental benefits that may be
                          provided under a tax-sheltered annuity. These
                          Contracts are commonly referred to as "tax-sheltered
                          annuities." We currently are not offering this
                          Contract for use in a Section 403(b) Qualified Plan
                          except under limited circumstances. Please see the
                          Statement of Additional Information for this
                          information.

CORPORATE AND             Sections 401(a) and 403(a) of the code permit
SELF-EMPLOYED PENSION     corporate employers to establish various types of
AND PROFIT-SHARING PLANS  tax-deferred retirement plans for employees. The
(H.R. 10 AND KEOGH)       Self-Employed Individuals' Tax Retirement Act of 1962,
                          as amended, commonly referred to as "H.R. 10" or
                          "Keogh," permits self-employed individuals to
                          establish tax-favored retirement plans for themselves
                          and their employees. Such retirement plans may permit
                          the purchase of annuity contracts in order to provide
                          benefits under the plans, but there are limits on the
                          amount of incidental benefits that may be provided
                          under pension and profit sharing plans.

DEFERRED COMPENSATION     Section 457 of the Code permits employees of state and
PLANS OF STATE AND LOCAL  local governments and tax-exempt organizations to
GOVERNMENTS AND           defer a portion of their compensation without paying
TAX-EXEMPT ORGANIZATIONS  current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457
                          plan must satisfy several conditions, including the
                          requirement that it must not permit distributions
                          prior to the participant's severance from employment
                          (except in the case of an unforeseen emergency). When
                          we make payments under a Section 457 Contract, the
                          payment is taxed as ordinary income.

                   Appendix C: Optional Enhanced Death Benefit

This Appendix provides a general description of the optional enhanced death benefit Rider that may have been available at the time you purchased a Venture(R) Opportunity B Share Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

You may have elected the optional Annual Step-Up Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options;

     - as long as the oldest Owner of a Contract was not age 80 or older at the time of purchase (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider); and

     - if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your financial advisor or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on the Rider available in your state.

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 80th birthday.

ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:

     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

        Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

     -    Income Plus For Life 2.08;

     -    Income Plus For Life - Joint Life 2.08;

     -    Income Plus For Life 5.09;

     -    Income Plus For Life - Joint Life 5.09;

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10. We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life
5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 2.08 Riders - i.e., Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08.

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

FEATURES OF THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS

Covered Person(s)

The Income Plus For Life 5.10 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 5.10) or on the lifetime duration of two Covered Persons (Income Plus For Life- Joint Life 5.10).

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be a Covered Person. See "Civil Union and Same-Sex Marriage Partners" below.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchased the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "V. Description of the Contract - Accumulation Period Provisions
- Withdrawals" for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life 5.10 Series Riders

You could have elected an Income Plus For Life 5.10 Series Rider at the time you purchased your Contract, provided:

     - the Rider was available for sale in the state where the Contract was sold;

     - you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

     - you (and any other Covered Person) complied with the age restrictions we may impose for the Rider; and

     - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you were the spouse of the decedent and owned the IRA in your own name.

Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Income Plus For Life 5.10 Series Rider.

AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.10 Rider) must be under age 81 to purchase a Rider.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. Under certain conditions, you may be able to purchase a new Income Plus For Life 5.10 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.10 Series Rider after you purchased a Contract. Please see Appendix E: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD HAVE PURCHASED A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.10 SERIES RIDER ONLY IF THAT RIDER WAS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.

IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE - JOINT LIFE 5.10 RIDERS. We issue Income Plus For Life - Joint Life 5.10 Riders under the following ownership arrangements:

     - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.

     - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.

     - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.

We may issue the Income Plus For Life - Joint Life 5.10 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as those available to a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 5.10 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.10 or Income Plus For Life - Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life 5.10 - 5%

     - Income Plus For Life - Joint Life 5.10 - 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.10 Rider.

We may change the Benefit Rate we offer for this Rider. We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 5.10) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

     - (for Income Plus For Life - Joint Life 5.10) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider on the Lifetime Income Date; by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% x $100,000.

We will reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.10) will attain age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.10) attains age 65. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Restrictions on Additional Purchase Payments

If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in this section, below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing an Income Plus For Life 5.10 Series Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Availability of Investment Options Under Income Plus For Life 5.10 Series Riders

If you purchased one of our Income Plus For Life 5.10 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased one of our Income Plus For Life 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with one of our Income Plus For Life 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Balanced Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market Investment Option or any other selected Source Fund, or any available DCA Fixed Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:

                                                       MODEL ALLOCATION
                MODEL ALLOCATION NAME                     PERCENTAGE                 PORTFOLIO NAME
                ---------------------                  ----------------   ------------------------------------
CORE PLUS: BALANCED GROWTH & INCOME 5.10                      20%         500 Index
(CURRENTLY AVAILABLE VERSION, EFFECTIVE MAY 3, 2010)           9%         American Blue Chip Income and Growth
                                                              17%         American Bond
                                                               3%         American Growth
                                                               6%         American International
                                                              13%         Investment Quality Bond
                                                              3%          Mid Cap Stock
                                                               9%         Mutual Shares
                                                              20%         Total Bond Market Trust A

CORE PLUS BALANCED TOWARD GROWTH 5.10                         26%         500 Index
(CURRENTLY AVAILABLE VERSION, EFFECTIVE MAY 3, 2010)           9%         American Blue Chip Income and Growth
                                                              14%         American Bond
                                                               9%         American Growth
                                                               6%         American International
                                                               7%         Investment Quality Bond
                                                               3%         Mid Cap Stock
                                                              12%         Mutual Shares
                                                              14%         Total Bond Market Trust A

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $110,000 ($100,000 + $10,000).

CREDITS. On the date of the Prospectus, we offer the Rider with the following Credit features:

Credits may increase one or more of our guarantees when you defer withdrawals.

     -    Annual Credit Rate - 5.00%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life 5.10 Rider.

The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rates we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchased a Contract with an Income Plus For Life 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 = 4.75% x $105,000.

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 = 4.75% x $110,000.

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 = 4.75% x $99,750.

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount Adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 5.10 Rider until the end of the Ten

Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

On the date of this prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate we offer for this Rider is subject to change. We may offer a Ten Year Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, or a combination of these factors. We do not expect the Ten Year Credit Rate(s) we offer to be less than 100% or more than 200%, but provide no assurance that we will continue to offer the Rider within these ranges. The Ten Year Credit Period may also require that the Covered Person attain a certain age before the Credit is applied. Once you purchase this Rider, however, the Ten Year Credit Rates and the Ten Year Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

The Ten Year Credit in effect as of the date of this Prospectus does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

STEP-UPS. We offer the Income Plus For Life 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchased a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life Rider, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements

OVERVIEW. Each of our Income Plus For Life 5.10 Series Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a Step-Up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.

EXCESS WITHDRAWALS. For the Income Plus For Life 5.10 Series Riders, an Excess Withdrawal is:

     - a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see "Benefit Rate" above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

     - a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchased a Contract with an Income Plus For Life 5.10 Rider when you are age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% x $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% x $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchased a Contract with an Income Plus For Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your

Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% x $80,000.

If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 will reduce the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% x $80,000.

If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 will reduce the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

     - if the withdrawals are taken under our Life Expectancy Distribution Program, or

     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus For Life 5.10 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" in this section, below.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a Income Plus For Life 5.10 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will replace your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits;

     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program and

     -    may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see "Special Withdrawal Services - The Systematic Withdrawal Program" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your life expectancy (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or

     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or

     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(a)(6), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reset annual withdrawal amounts under your Rider. Please refer to the "Features" section of the Rider you are considering for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchased an Income Plus For Life 5.10 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus For Life 5.10 Rider before the Covered Person (younger Covered Person for Income Plus For Life - Joint Life 5.10) attained age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we will reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000). If instead you first take a withdrawal of $5,000, we will reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we will reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program will reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year will reduce the Guaranteed Minimum Death Benefit in the same manner described above.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year;
          and

     -    there were no Excess Withdrawals during that Contract Year; and

     -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THE SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

     - (for Income Plus For Life 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - (for Income Plus For Life - Joint Life 5.10) If you purchased the Rider before the younger Covered Person attained age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our Income Plus For Life 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" above).

INCOME PLUS FOR LIFE 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED           THEN
OWNER IS:                 INCOME PLUS FOR LIFE 5.10:
---------------           ------------------------------------------------------
1.  Not the Covered       -    may continue if the Beneficiary elects to
    Person and the             continue the Contract within the time we permit
    Beneficiary is the         under our administrative rules. We will
    deceased Owner's           automatically increase the Benefit Base to equal
    spouse                     the initial death benefit we determine, if the
                               death benefit is greater than the Benefit Base
                               prior to our determination. We will also
                               recalculate the Lifetime Income Amount to equal
                               5% of the recalculated Benefit Base and will
                               assess the Rider Fee based on the recalculated
                               Benefit Base.

                          - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                          -    continues to be eligible for any remaining
                               Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base
                               (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For
                               Life 5.10 fee.

2.  Not the Covered       -    may continue in the same manner as 1.
    Person and the
    Beneficiary is not    -    enters its Settlement Phase if a subsequent
    the deceased               withdrawal would deplete the Contract Value to
    Owner's spouse             zero, and the remaining Lifetime Income Amount
                               for the year of withdrawal is still greater than
                               zero.

                          - does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the Income
                               Plus For Life 5.10 fee.

3.  The Covered Person    -    ends without any further benefit.
    and the Beneficiary
    is the deceased
    Owner's spouse

4.  The Covered Person    -    ends without any further benefit.
    and the Beneficiary
    is not the deceased
    Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee").

INCOME PLUS FOR LIFE - JOINT LIFE 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee (see "Rider Fees - Fee for Income Plus For Life 5.10 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.10 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. FederAl Tax Matters" for additional information on tax considerations related to optional benefit Riders.

Termination of Rider

You may not terminate an Income Plus For Life 5.10 Series Rider once it is in effect. However, the Income Plus For Life 5.10 Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus For Life 5.10) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life 5.10) the death of the last Covered Person remaining under the Rider;

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

You should consult with your financial advisor to assist you in determining whether an Income Plus For Life 5.10 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.10 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.10 Series Rider is suitable for your needs, especially at older ages.

FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS

This section describes only those features of the Income Plus For Life 5.09 Series Riders that differ from Income Plus For Life 5.10 Series Riders.

FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.10) is age 58 1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.10) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The available Model Allocations are:

                                                   MODEL ALLOCATION
              MODEL ALLOCATION NAME                   PERCENTAGE                 PORTFOLIO NAME
              ---------------------                ----------------   ------------------------------------
CORE PLUS BALANCED GROWTH & INCOME 7.09                  20%          500 Index
(CLOSED VERSION - AVAILABLE JULY 27, 2009 TO MAY          9%          American Blue Chip Income and Growth
2, 2010)                                                 15%          American Bond
                                                          3%          American Growth
                                                         15%          American High-Income Bond
                                                          6%          American International
                                                          3%          Mid Cap Stock
                                                          9%          Mutual Shares
                                                         20%          Total Bond Market Trust A

CORE PLUS BALANCED TOWARD GROWTH 7.09                    26%          500 Index
(CLOSED VERSION - AVAILABLE JULY 27, 2009 TO MAY          9%          American Blue Chip Income and Growth
2, 2010)                                                  9%          American Bond
                                                          9%          American Growth
                                                         12%          American High-Income Bond
                                                          6%          American International
                                                          3%          Mid Cap Stock
                                                         12%          Mutual Shares
                                                         14%          Total Bond Market Trust A

CORE PLUS BALANCED GROWTH & INCOME (CLOSED               24%          500 Index
VERSION - AVAILABLE MAY 1 TO JULY 26, 2009)               9%          American Blue Chip Income and Growth
                                                         15%          American Bond
                                                          3%          American Global Small Capitalization
                                                          3%          American Growth
                                                          6%          American Growth-Income
                                                          3%          Global
                                                          9%          Investment Quality Bond
                                                          9%          Mutual Shares
                                                         16%          Total Bond Market Trust A
                                                          3%          Value

                                                   MODEL ALLOCATION
              MODEL ALLOCATION NAME                   PERCENTAGE                 PORTFOLIO NAME
              ---------------------                ----------------   ------------------------------------
CORE PLUS BALANCED TO GROWTH                             30%          500 Index
(CLOSED VERSION - AVAILABLE MAY 1 TO JULY 26,             9%          American Blue Chip Income and Growth
2009)                                                     9%          American Bond
                                                          3%          American Global Small Capitalization
                                                          6%          American Growth
                                                          6%          American Growth-Income
                                                          6%          Global
                                                          6%          Investment Quality Bond
                                                         12%          Mutual Shares
                                                         10%          Total Bond Market Trust A
                                                          3%          Value

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

FEATURES OF INCOME PLUS FOR LIFE 2.08 SERIES RIDERS

This section describes only those features of the Income Plus For Life 2.08 Series Riders that differ from Income Plus For Life 5.10 Series Riders.

FEE FOR INCOME PLUS FOR LIFE 2.08 SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

     - (for Income Plus For Life 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you attain age 59 1/2 .

     - (for Income Plus For Life - Joint Life 2.08) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Increases in Guaranteed Amounts

CREDITS. We offer the Income Plus For Life 2.08 Rider with the following Credit features:

     -    Annual Credit Rate - 7%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

          - the 10th Contract Anniversary after the effective date of the Income Plus For Life 2.08 Rider; or

          - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life 2.08): Assume that you purchased a Contract with an Income Plus For Life 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life 2.08): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,083 (4.75% x $107,000).

     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,415 (4.75% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,337 (4.75% x $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 2.08 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attains age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you purchased this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only have purchased the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased one of our Income Plus For Life 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with one of our Income Plus For Life 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    American Asset Allocation Trust (restricted May 4, 2009)

     -    American Fundamental Holdings Trust (restricted May 4, 2009)

     -    Core Allocation Plus Trust (restricted May 4, 2009)

     -    Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

     -    Core Balanced Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The available Model Allocations are:

               MODEL ALLOCATION                 MODEL ALLOCATION
                     NAME                          PERCENTAGE                 PORTFOLIO NAME
               ----------------                 ----------------   ------------------------------------
CORE PLUS BALANCED GROWTH AND INCOME 5.09               3%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE MAY 4 TO JULY 26,           3%         American Growth
2009)                                                   3%         Global
                                                        3%         Value Trust
                                                        9%         Mutual Shares
                                                        9%         American Blue Chip Income and Growth
                                                        6%         American Growth-Income
                                                       15%         American Bond
                                                        9%         Investment Quality Bond
                                                       24%         500 Index Trust
                                                       16%         Total Bond Market Trust A

CORE PLUS BALANCED TOWARD GROWTH 5.09                   3%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE MAY 4 TO JULY 26,           6%         American Growth
2009)                                                   6%         Global
                                                        3%         Value Trust
                                                       12%         Mutual Shares
                                                        9%         American Blue Chip Income and Growth
                                                        6%         American Growth-Income
                                                        9%         American Bond
                                                        6%         Investment Quality Bond
                                                       30%         500 Index Trust
                                                       10%         Total Bond Market Trust A

BALANCED: GROWTH & INCOME 9.08                          5%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE SEPTEMBER 2, 2008           5%         American Growth
TO MAY 1, 2009)                                         5%         Global
                                                        5%         Mid Value Trust
                                                       15%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       25%         American Bond
                                                       15%         Investment Quality Bond

               MODEL ALLOCATION                 MODEL ALLOCATION
                     NAME                          PERCENTAGE                 PORTFOLIO NAME
               ----------------                 ----------------   ------------------------------------
BALANCED TOWARD GROWTH 9.08                             5%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE SEPTEMBER 2, 2008          10%         American Growth
TO MAY 1, 2009)                                        10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       15%         American Bond
                                                       10%         Investment Quality Bond

GROWTH FOCUS 9.08                                       5%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE SEPTEMBER 2, 2008           5%         Mid Cap Stock
TO MAY 1, 2009)                                        15%         American Growth
                                                       10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       15%         American Growth-Income
                                                       10%         American Bond

BALANCED: GROWTH & INCOME 2.08                          5%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE FEBRUARY 11, 2008           5%         American Growth
TO AUGUST 29, 2008)(1)                                  5%         Global
                                                        5%         Mid Value Trust
                                                       15%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       25%         American Bond
                                                       15%         Investment Quality Bond

BALANCED TOWARD GROWTH 2.08                             5%         American Global Small Capitalization
(CLOSED VERSION - AVAILABLE FEBRUARY 11, 2008          10%         American Growth
TO AUGUST 29, 2008)(1)                                 10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       15%         American Bond
                                                       10%         Investment Quality Bond

GROWTH FOCUS 2.08                                       5%         American Global Small Capitalization
(CLOSED VERSION, AVAILABLE FEBRUARY 11, 2008            5%         Mid Cap Stock
TO AUGUST 29, 2008)(1)                                 15%         American Growth
                                                       10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       15%         American Growth-Income
                                                       10%         American Bond

(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

      Appendix E: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:

     - Income Plus For Life 5.10 (if available in your state on your Contract Anniversary); or

     - Income Plus For Life - Joint Life 5.10 (if available in your state on your Contract Anniversary).

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange, for example, an existing Income Plus For Life 5.10 Rider, Income Plus For Life 5.09 Series Rider, or Income Plus For Life 2.08 Series Rider for a new Income Plus For Life
          - Joint Life 5.10 Rider in connection with a previously issued Contract, we will terminate the existing Income Plus For Life 5.10 Rider, Income Plus For Life 5.09 Series Rider, or Income Plus For Life
          2.08 Series Rider upon the effective date of the new Income Plus For Life - Joint Life 5.10 Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments, and Step-Ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new Income Plus For Life 5.10 Series Rider.

     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new Income Plus For Life 5.10 Series Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under the Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new Income Plus For Life 5.10 Series Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new Income Plus For Life 5.10 Series Rider in one or more of the Investment Options we make available for that Rider. Your existing Rider may permit you to invest in Investment Options that are not available under a new Income Plus For Life 5.10 Series Rider. If you choose to purchase a new Income Plus For Life 5.10 Series Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new Income Plus For Life 5.10 Series Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for Income Plus For Life 5.10 Series Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders." You should consult with your financial advisor to assist you in determining which available individual Investment Option(s) or Model Allocation under a new Income Plus For Life 5.10 Series Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new Income Plus For Life 5.10 Series Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.10 Rider.

     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under your existing Rider for you to elect to purchase a new Income Plus For Life 5.10 Series Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing Rider for the same version or type of Rider (e.g., Income Plus For Life 5.10 for Income Plus For Life 5.10, or Income Plus For Life - Joint Life 5.10 for Income Plus For Life - Joint Life

          5.10) unless we agree otherwise. For these purposes, we treat Income Plus For Life 5.09 Series Riders and Income Plus For Life 2.08 Series Riders as different Riders from Income Plus For Life 5.10 Series Riders (i.e., you may exchange an old Income Plus For Life 5.09 Series Rider or an old Income Plus For Life 2.08 Series Rider for a new Income Plus For Life 5.10 Series Rider).

     -    State of Issue Restriction - You may purchase an Income Plus For Life
          5.10 Series Rider only if it is then available in the state where we issued your Contract. You can find out if an Income Plus For Life 5.10 Series Rider is available in the state where we issued your Contract by contacting our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078.

     - IRA Beneficiary Restriction - You may not purchase a new Income Plus For Life 5.10 Series Rider in connection with a new or existing Beneficiary IRA (see "Availability of Income Plus For Life 5.10 Series Riders" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.

Before you purchase a new Income Plus For Life 5.10 Series Rider:

     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your financial advisor to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER?

We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new Income Plus For Life 5.10 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new Income Plus For Life 5.10 Series Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a new Income Plus For Life 5.10 Series Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new Income Plus For Life 5.10 Series Rider (i.e., the start of an Election Period). If you purchase a new Income Plus For Life 5.10 Series Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                      INCOME   INCOME PLUS FOR    INCOME   INCOME PLUS FOR    INCOME   INCOME PLUS FOR
FEES DEDUCTED FROM   PLUS FOR    LIFE - JOINT    PLUS FOR    LIFE - JOINT    PLUS FOR    LIFE - JOINT
 CONTRACT VALUE(1)  LIFE 2.08     LIFE 2.08     LIFE 5.09     LIFE 5.09     LIFE 5.10     LIFE 5.10
------------------  ---------  ---------------  ---------  ---------------  ---------  ---------------
Maximum Fee(2)        1.20%         1.20%         1.20%         1.20%         1.20%         1.20%
Current Fee           0.60%         0.60%         0.90%         0.90%         1.00%         1.00%

(1)  Fees are shown as a percentage of the Adjusted Benefit Base.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a "Step-Up" of the Benefit Base to equal the Contract Value.

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information on the fee for each Income Plus For Life Series Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

INITIAL ANNUAL GUARANTEE ON NEW RIDER   INCOME PLUS FOR LIFE 5.10   INCOME PLUS FOR LIFE - JOINT LIFE 5.10
-------------------------------------   -------------------------   --------------------------------------
Lifetime Income Amount(1)               5.0% of Contract Value      4.75% of Contract Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint Life 5.10) is at least 65 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the Prospectus.

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information about reductions and the annual "permitted" amounts under a new Income Plus For Life 5.10 Series Rider.

We will decrease amounts guaranteed under a new Income Plus For Life 5.10 Series Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW INCOME PLUS FOR LIFE
5.10 SERIES RIDER?

If you purchase a new Income Plus For Life 5.10 Series Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing Rider. For Credit information, see the "Credit" section specific to each Rider.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new Income Plus For Life
5.10 Series Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. We will reduce the death benefit on a dollar for dollar basis if :

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

However, if you take any Excess Withdrawals, we will deduct the entire Withdrawal Amount on a pro rata basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the entire Withdrawal Amount divided by your Contract Value prior to the withdrawal).

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information on the effect of withdrawals under an Income Plus For Life 5.10 Series Rider.

Continuation of Contract after death benefits become payable

Coverage under our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life
5.10 Series Rider ends as described in its respective section in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders".

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life 5.10 Series Rider may continue as described in its respective section in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders".

If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current Rider to the impact on death benefits under a new Rider.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture(R) Opportunity Contracts with no optional benefit Riders; and

     - Venture(R) Opportunity Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Shares, Prior Sales

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                            ACCUMULATION UNIT VALUES

                  VENTURE OPPORTUNITY B-SHARE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       15.403         --         --         --         --         --         --         --         --         --
No. of Units               81,058         --         --         --         --         --         --         --         --         --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with
No Optional Benefits
Value at Start of Year      9.297     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.614      9.297         --         --         --         --         --         --         --         --
No. of Units                4,060        529         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.281     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.570      9.281         --         --         --         --         --         --         --         --
No. of Units                  548         --         --         --         --         --         --         --         --         --

AMERICAN ASSET ALLOCATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.195     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.232      9.195         --         --         --         --         --         --         --         --
No. of Units              253,439     61,761         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.178     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.189      9.178         --         --         --         --         --         --         --         --
No. of Units               95,899     28,329         --         --         --         --         --         --         --         --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.462     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.668      8.462         --         --         --         --         --         --         --         --
No. of Units              243,798     36,789         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.447     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.628      8.447         --         --         --         --         --         --         --         --
No. of Units              162,616     18,688         --         --         --         --         --         --         --         --

AMERICAN BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     11.135     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.365     11.135         --         --         --         --         --         --         --         --
No. of Units              278,803     34,283         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     11.115     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.319     11.115         --         --         --         --         --         --         --         --
No. of Units              195,156     18,793         --         --         --         --         --         --         --         --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.048     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.362      9.048         --         --         --         --         --         --         --         --
No. of Units              133,402     41,745         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.032     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.319      9.032         --         --         --         --         --         --         --         --
No. of Units               93,985     30,985         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN GLOBAL GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.319     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.673      8.319         --         --         --         --         --         --         --         --
No. of Units                5,262      1,819         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.305     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.629      8.305         --         --         --         --         --         --         --         --
No. of Units                5,027      1,806         --         --         --         --         --         --         --         --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      6.428     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.221      6.428         --         --         --         --         --         --         --         --
No. of Units               71,547     15,857         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      6.417     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.182      6.417         --         --         --         --         --         --         --         --
No. of Units               48,986      7,999         --         --         --         --         --         --         --         --

AMERICAN GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      7.442     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.229      7.442         --         --         --         --         --         --         --         --
No. of Units              145,233     25,498         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.428     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.190      7.428         --         --         --         --         --         --         --         --
No. of Units              102,284     10,363         --         --         --         --         --         --         --         --

AMERICAN GROWTH-INCOME TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.287     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.732      8.287         --         --         --         --         --         --         --         --
No. of Units              176,039     32,179         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.272     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.692      8.272         --         --         --         --         --         --         --         --
No. of Units              109,651     13,192         --         --         --         --         --         --         --         --

AMERICAN HIGH-INCOME BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.695     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.314      9.695         --         --         --         --         --         --         --         --
No. of Units               35,478        819         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.678     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.264      9.678         --         --         --         --         --         --         --         --
No. of Units               14,305        399         --         --         --         --         --         --         --         --

AMERICAN INTERNATIONAL TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.064     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.388      8.064         --         --         --         --         --         --         --         --
No. of Units               26,963      1,059         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.050     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.345      8.050         --         --         --         --         --         --         --         --
No. of Units               15,056        864         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN NEW WORLD TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      7.801     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.510      7.801         --         --         --         --         --         --         --         --
No. of Units                7,977      1,393         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.787     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.467      7.787         --         --         --         --         --         --         --         --
No. of Units                2,928         --         --         --         --         --         --         --         --         --

BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.749         --         --         --         --         --         --         --         --         --
No. of Units                  586         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.730         --         --         --         --         --         --         --         --         --
No. of Units                  850         --         --         --         --         --         --         --         --         --

CORE ALLOCATION PLUS TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.986     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.099      8.986         --         --         --         --         --         --         --         --
No. of Units               66,705     12,975         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.970     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.058      8.970         --         --         --         --         --         --         --         --
No. of Units               29,764      1,808         --         --         --         --         --         --         --         --

CORE ALLOCATION TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.734         --         --         --         --         --         --         --         --         --
No. of Units                6,350         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.714         --         --         --         --         --         --         --         --         --
No. of Units                6,141         --         --         --         --         --         --         --         --         --

CORE BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.701         --         --         --         --         --         --         --         --         --
No. of Units               24,445         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.682         --         --         --         --         --         --         --         --         --
No. of Units                3,758         --         --         --         --         --         --         --         --         --

CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.269         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.258         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.429         --         --         --         --         --         --         --         --         --
No. of Units                6,961         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.410         --         --         --         --         --         --         --         --         --
No. of Units               10,066         --         --         --         --         --         --         --         --         --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.882         --         --         --         --         --         --         --         --         --
No. of Units                3,251         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.862         --         --         --         --         --         --         --         --         --
No. of Units                7,777         --         --         --         --         --         --         --         --         --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.644     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.212      8.644         --         --         --         --         --         --         --         --
No. of Units               76,197     19,327         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.629     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.170      8.629         --         --         --         --         --         --         --         --
No. of Units               61,561     18,799         --         --         --         --         --         --         --         --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.146     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.591      8.146         --         --         --         --         --         --         --         --
No. of Units                3,035         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.132     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.551      8.132         --         --         --         --         --         --         --         --
No. of Units                1,460         --         --         --         --         --         --         --         --         --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     11.357     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.929     11.357         --         --         --         --         --         --         --         --
No. of Units                5,204      1,329         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     11.337     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.881     11.337         --         --         --         --         --         --         --         --
No. of Units                4,444         61         --         --         --         --         --         --         --         --

GLOBAL TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.468     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.975      8.468         --         --         --         --         --         --         --         --
No. of Units               96,230     18,945         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.453     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.934      8.453         --         --         --         --         --         --         --         --
No. of Units               62,317      7,211         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL CORE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.741         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.725         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited
2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.601         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.589         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.266         --         --         --         --         --         --         --         --         --
No. of Units                2,324         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.262         --         --         --         --         --         --         --         --         --
No. of Units                  273         --         --         --         --         --         --         --         --         --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.124     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.882      8.124         --         --         --         --         --         --         --         --
No. of Units                9,174      4,200         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.110     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.841      8.110         --         --         --         --         --         --         --         --
No. of Units                1,359        494         --         --         --         --         --         --         --         --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     11.996     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.308     11.996         --         --         --         --         --         --         --         --
No. of Units              137,858     17,211         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     11.975     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.258     11.975         --         --         --         --         --         --         --         --
No. of Units               98,839      9,161         --         --         --         --         --         --         --         --

LIFESTYLE BALANCED TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.008     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.621      9.008         --         --         --         --         --         --         --         --
No. of Units              219,150     40,265         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.992     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.577      8.992         --         --         --         --         --         --         --         --
No. of Units              117,436     11,513         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE CONSERVATIVE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     10.525     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.639     10.525         --         --         --         --         --         --         --         --
No. of Units               55,927      6,226         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     10.507     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.591     10.507         --         --         --         --         --         --         --         --
No. of Units               50,419      5,633         --         --         --         --         --         --         --         --

LIFESTYLE GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.490     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.165      8.490         --         --         --         --         --         --         --         --
No. of Units              200,575     55,741         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.475     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.123      8.475         --         --         --         --         --         --         --         --
No. of Units              101,990     12,485         --         --         --         --         --         --         --         --

LIFESTYLE MODERATE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.709     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.190      9.709         --         --         --         --         --         --         --         --
No. of Units              126,035     15,795         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.692     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.144      9.692         --         --         --         --         --         --         --         --
No. of Units               62,337      3,213         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       15.383         --         --         --         --         --         --         --         --         --
No. of Units               38,507         --         --         --         --         --         --         --         --         --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.010         --         --         --         --         --         --         --         --         --
No. of Units                  299         --         --         --         --         --         --         --         --         --

MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      7.735         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      7.721         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      7.745     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.037      7.745         --         --         --         --         --         --         --         --
No. of Units               21,069      2,292         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.731     12.500         --         --         --         --         --         --         --         --
Value at End of Year        9.999      7.731         --         --         --         --         --         --         --         --
No. of Units               12,691      1,415         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.138         --         --         --         --         --         --         --         --
No. of Units                   --      7,238         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.124         --         --         --         --         --         --         --         --
No. of Units                   --      1,848         --         --         --         --         --         --         --         --

MID VALUE TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       16.778         --         --         --         --         --         --         --         --         --
No. of Units                4,794         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       16.756         --         --         --         --         --         --         --         --         --
No. of Units                1,132         --         --         --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.522     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.378     12.522         --         --         --         --         --         --         --         --
No. of Units                7,798     12,490         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.332     12.500         --         --         --         --         --         --         --         --
No. of Units                  564      7,143         --         --         --         --         --         --         --         --

MUTUAL SHARES TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      8.343     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.482      8.343         --         --         --         --         --         --         --         --
No. of Units              296,527     48,011         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.329     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.442      8.329         --         --         --         --         --         --         --         --
No. of Units              191,661     19,243         --         --         --         --         --         --         --         --

SMALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.248         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.234         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

SMALL CAP INTRINSIC VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      5.747         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      5.737         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity B Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      9.731     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.351      9.731         --         --         --         --         --         --         --         --
No. of Units                1,777         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.713     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.304      9.713         --         --         --         --         --         --         --         --
No. of Units                   93         --         --         --         --         --         --         --         --         --

TOTAL BOND MARKET TRUST A - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.945         --         --         --         --         --         --         --         --         --
No. of Units               60,816         --         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.928         --         --         --         --         --         --         --         --         --
No. of Units               29,537         --         --         --         --         --         --         --         --         --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year     12.244     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.722     12.244         --         --         --         --         --         --         --         --
No. of Units               15,759      1,531         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.222     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.670     12.222         --         --         --         --         --         --         --         --
No. of Units                3,958         --         --         --         --         --         --         --         --         --

VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year      7.802     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.867      7.802         --         --         --         --         --         --         --         --
No. of Units               60,757      6,078         --         --         --         --         --         --         --         --

Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.788     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.826      7.788         --         --         --         --         --         --         --         --
No. of Units               44,045      3,901         --         --         --         --         --         --         --         --